Exhibit 10.1

DIGITALBRIDGE GROUP, INC.
2024 OMNIBUS STOCK INCENTIVE PLAN

Section 1              General Purpose of Plan.

The name of this plan is the DigitalBridge Group, Inc. 2024 Omnibus Stock Incentive Plan (as it may be amended and/or restated from time-to-time, the “Plan”). The purpose of the Plan is to enable the Company to attract and retain highly qualified service providers who will contribute to the Company’s success and to provide incentives to Participants (hereinafter defined) that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company. To accomplish the foregoing, the Plan provides that the Company may grant awards of Stock, Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, Cash-Based Awards and Other Awards (each as hereinafter defined).

Section 2              Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)           “Administrator” means, except as provided in Section 3(a), the Board, or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent in accordance with the rules of any stock exchange on which the Stock is listed, quoted or traded.

(b)           “Award” means an award of Stock, Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, Cash-Based Award or Other Awards under the Plan.

(c)           “Award Agreement” means a written agreement, contract, certificate, or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Administrator, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(d)           “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(e)           “Board” means the Board of Directors of the Company.

(f)           “Cash-Based Award” means an award entitling the recipient to receive a cash-denominated payment.

(g)           “Change in Control” means:

(i)           The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of Stock (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting Securities”), each as determined on a fully diluted basis; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition by the Company; (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or Person controlled by the Company; and (3) any acquisition by any Person pursuant to a transaction which complies with clauses (A), (B), and (C) of subsection (iii) of this Section 2(g); or

(ii)           Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)           Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the Persons who were the Beneficial Owners of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be; (B) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or Person controlled by the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, thirty-five percent (35%) or more of the then outstanding shares of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination; and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)           Consummation of a complete liquidation or dissolution of the Company.

(h)           “Code” means the Internal Revenue Code of 1986, as amended from time-to-time, or any successor thereto.

(i)           “Company” means DigitalBridge Group, Inc., a Maryland corporation (or any successor corporation).

(j)           “Director” means a member of the Board.

(k)           “Dividend Equivalent Right” means an right entitling the Participant to receive, or to receive credits for the future payment of, cash, Stock, or other Awards based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to and held by the Participant.

(l)           “Effective Date” means the date on which the Plan is approved by the Company’s stockholders.

(m)           “Eligible Recipient” means an officer, Director (including a Non-Employee Director), employee, co-employee, consultant or advisor of the Company or of any Parent or Subsidiary who provides services to the Company.

(n)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time-to-time.

(o)           “Fair Market Value” means, as of any given date, (i) if shares of Stock are listed, quoted or traded on a stock exchange, the closing sale price reported for such share of Stock on the exchange on such date on which a sale was reported, or if no such sale was reported on such date, then on the next preceding day on which a sale of shares of Stock was reported; and (ii) if shares of Stock are not listed, quoted or traded on a stock exchange, the value of a share of Stock as determined by the Administrator by the reasonable application of a reasonable valuation method, in a manner consistent with Section 409A of the Code. Notwithstanding the foregoing, for purposes of determining taxable income and the amount of the related tax withholding obligation, the Fair Market Value will be determined by the Administrator in good faith using any reasonable method as it deems appropriate.

(p)           “Free Standing Rights” has the meaning set forth in Section 7 hereof.

(q)           “Free Standing Stock Appreciation Rights” has the meaning set forth in Section 7 hereof.

(r)           “Incentive Stock Option” means any Stock Option intended to be an “incentive stock option” within the meaning of Section 422 of the Code.

(s)           “Non-Employee Director” means a Director who is not an employee of the Company and who qualifies as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

(t)           “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(u)           “Other Awards” means an award granted pursuant to Section 10 hereof.

(v)           “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(w)           “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority in Section 3 below, to receive an Award.

(x)           “Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, other entity or “group” (as defined in the Exchange Act).

(y)           “Plan” has the meaning set forth to it in Section 1 hereof.

(z)           “Related Rights” has the meaning set forth in Section 7 hereof.

(aa)         “Related Stock Appreciation Rights” has the meaning set forth in Section 7 hereof.

(bb)        “Restricted Period” has the meaning set forth in Section 8 hereof.

(cc)         “Restricted Stock” means shares of Stock subject to certain restrictions granted pursuant to Section 8 hereof.

(dd)        “Restricted Stock Unit” means a right representing the equivalent of one share of Stock subject to certain restrictions granted pursuant to Section 8 hereof, which may be settled in cash, Stock, or a combination thereof.

(ee)         “Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Change in Control.

(ff)           “Securities Act” means the Securities Act of 1933, as amended.

(gg)         “Stock” means the Class A common stock, par value $0.01 per share, of the Company or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 5 hereof.

(hh)         “Stock Appreciation Right” means a right granted pursuant to Section 7 hereof to receive an amount equal to the excess, if any, of (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, over (ii) the aggregate exercise price of such right or such portion thereof.

(ii)           “Stock Option” means an option to purchase shares of Stock granted pursuant to Section 6 hereof.

(jj)           “Subsidiary” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly. In addition, any other entity may be designated by the Administrator as a Subsidiary, provided that (i) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (ii) in the case of an Award of Stock Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of “service recipient stock” for purposes of Section 409A of the Code.

(kk)         “Unit” or “Units” means units, membership units or other equity interests in the operating partnership or limited liability company subsidiary of the Company.

Section 3              Administration.

(a)           The Plan shall be administered by the Administrator. To the extent permitted by applicable law, the Administrator may, by resolution, delegate some or all of its authority with respect to the Plan and Awards to an officer or officers of the Company, provided that the Administrator may not delegate its authority (i) to grant Awards to directors of the Company, (ii) to grant Awards to officers (within the meaning set forth in Rule 16a-1(f) under the Exchange Act), (iii) to grant Awards to officers delegated authority by the Administrator pursuant to this Section 3(a), or (iv) to interpret and construe the Plan, any Award, or any Award Agreement. Any delegation hereunder will be subject to the restrictions and limits that the Administrator specifies at the time of such delegation or thereafter. Nothing in the Plan will be construed as obligating the Administrator to delegate authority to any officer of the Company, and the Administrator may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3(a) will serve in such capacity at the pleasure of the Administrator. Any action undertaken by any such officer of the Company in accordance with the Administrator’s delegation of authority will have the same force and effect as if undertaken directly by the Administrator, and any reference in the Plan to the “Administrator” will, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

(b)           The Administrator shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable laws. Without limiting the generality of the foregoing, the Administrator shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Administrator deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. In particular, but without limitation, the Administrator shall have the power and authority:

(i)           to select those Eligible Recipients who shall be Participants;

(ii)           to grant Awards or any combination of Awards and to determine whether and to what extent Awards are to be granted hereunder to Participants;

(iii)           to determine the number of shares of Stock or cash value, as applicable, to be covered by each Award granted hereunder;

(iv)           to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder, including the waiver, amendment or modification of any such terms or conditions;

(v)            to prescribe the form of each Award Agreement evidencing an Award and to determine the terms and conditions, not inconsistent with the terms of the Plan, of such Award Agreements, including the waiver, amendment or modification of any such terms or conditions;

(vi)           to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time-to-time deem advisable; and

(vii)           to interpret and construe the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreements relating thereto) and to otherwise supervise the administration of the Plan.

(c)           The Administrator may, in its absolute discretion, without amendment to the Plan: (i) accelerate the date on which any Stock Option or Stock Appreciation Right granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Stock Option or Stock Appreciation Right; and (ii) accelerate the lapse of restrictions or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Restricted Stock Unit or Other Award or otherwise adjust any of the terms applicable to any such Award; provided, however, that no action under this Section 3(c) shall adversely affect any outstanding Award without the consent of the holder thereof.

(d)           All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive, and binding on all Persons, including the Company and the Participants. No member of the Administrator, nor any officer or employee of the Company acting on behalf of the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, any Award, and any Award Agreement, and all members of the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

Section 4              Shares Reserved for Issuance Under the Plan.

The total number of shares of Stock reserved for issuance under the Plan as of the Effective Date shall be 5,500,000 shares of Stock, subject to adjustment as provided in Section 5(a) (the “Share Limit”). For purposes of this limitation, (a) the shares of Stock underlying any Awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan, and (b) the number of shares of Stock available for issuance under the Plan will not be increased by the number of shares of Stock (i) tendered, withheld, or subject to an Award granted under the Plan surrendered in connection with the purchase of shares of Stock upon exercise of a Stock Option, (ii) that were not issued upon the net settlement or net exercise of a Stock-settled Stock Appreciation Right, (iii) purchased by the Company with proceeds from Stock Option exercises or (iv) held back upon settlement of an Award to cover the tax withholding,. Subject to such overall limitations, shares of Stock may be issued up to the Share Limit pursuant to Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock, shares of Stock reacquired by the Company, or a combination thereof.

Section 5              Equitable Adjustments; Change in Control.

(a)           Upon the occurrence of any merger, reorganization, consolidation, recapitalization, stock split, spin-off, combination of stock, exchange of stock, stock dividend or other change in corporate structure affecting the Stock, the Administrator shall make appropriate equitable adjustments, which may include, without limitation, adjustments to: (i) the aggregate number of shares of Stock reserved for issuance under the Plan; (ii) the kind, number and exercise price of outstanding Stock Options and Stock Appreciation Rights granted under the Plan; and (iii) the kind, number and purchase price of shares of Stock subject to outstanding Awards of Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights and Other Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion. The Administrator shall also make appropriate equitable adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. The adjustment by the Administrator shall be final, binding, and conclusive.

(b)           Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Agreement, in the case of and subject to the consummation of a Change in Control:

(i)           All Stock Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of such transaction shall become fully exercisable as of immediately prior to the effective time of such transaction, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of immediately prior to the effective time of such transaction, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with such transaction in the Administrator’s discretion, unless, in each case, the parties to such transaction agree that such Awards will be assumed or continued by the successor entity or new Awards of the successor entity or parent thereof will be substituted for such Awards with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree.

(ii)           Upon the effective time of any such transaction, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with such transaction in the sole discretion of the parties thereto for the assumption or continuation of such Awards by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree.

(iii)           In the event of such termination of Awards: (A) the Administrator shall have the option (in its sole discretion) to make or provide for a payment (in cash, securities, other property, or a combination thereof) to the holders of Stock Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the excess of (1) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (2) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (B) each Participant shall be permitted, within a specified period of time prior to the consummation of such transaction as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such Participant. In the event of such termination of Awards, the Administrator shall have the option (in its sole discretion) to make or provide for a payment (in cash, securities, other property, or a combination thereof) to the holders of Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights and Other Awards, in exchange for the cancellation thereof, in an amount equal to the Sale Price multiplied by the number of shares of Stock subject to such Award.

(iv)           In connection with any such transaction in which the shares of Stock are exchanged for or converted into the right to receive cash, the parties to any such transaction may also provide that some or all outstanding Awards that would otherwise not be fully vested and exercisable in full after giving effect to the transaction will be converted into the right to receive the Sale Price multiplied by the number of shares subject to such Awards (net of the applicable exercise price), subject to any remaining vesting provisions relating to such Awards and the other terms and conditions of such transaction to the extent provided by the parties to such transaction.

Section 6              Stock Options.

Stock Options may be granted alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time-to-time approve, and the provisions of Stock Options need not be the same with respect to each Participant. Each Participant who is granted a Stock Option shall receive an Award Agreement with respect to such Stock Option, in such form as the Administrator shall determine, which shall set forth, among other things, the exercise price of the Stock Option, the term of the Stock Option, and provisions regarding exercisability of the Stock Option granted thereunder.

The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

The Administrator shall have the authority to grant to any officer or employee of the Company or of any Parent or Subsidiary (including directors who are also officers of the Company) Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Directors who are not also employees or officers of the Company or of any Parent or Subsidiary, consultants or advisors to the Company or to any Parent or Subsidiary may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one Stock Option may be granted to the same Participant and be outstanding concurrently hereunder.

Stock Options granted under the Plan shall be subject to the following terms and conditions and an Award Agreement, evidencing each Award, which shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

(a)           Exercise Price. The exercise price per share of Stock underlying each Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than 100% of the Fair Market Value per share of Stock on such date (or with respect to Incentive Stock Options, 110% of the Fair Market Value per share on such date if, on such date, the Eligible Recipient owns, or is deemed to own under the Code, stock possessing more than ten percent (10%) (a “Ten Percent Owner”) of the total combined voting power of all classes of stock, in accordance with Code Section 424).

(b)           Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if the Eligible Recipient is a Ten Percent Owner, an Incentive Stock Option may not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(c)           Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after the time of grant; provided, however, that no amendment or modification following the time of grant shall adversely affect any outstanding Stock Option without the consent of the holder thereof. The Administrator may provide at the time of grant, in its sole discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine, in its sole discretion.

(d)           Method of Exercise. Subject to Section 6(c), Stock Options may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Administrator (or its delegate) specifying the number of shares of Stock to be purchased, accompanied by payment in full of the exercise price in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made: (i) by certified or bank check or other instrument acceptable to the Administrator; (ii) in the form of unrestricted Stock already owned by the Participant which has a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Stock as to which such Stock Option shall be exercised and subject to such other terms and conditions as the Administrator may provide, provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant; (iii) by the Participant delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the Participant chooses to pay the exercise price as so provided, the Participant and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; (v) any other form of consideration approved by the Administrator and permitted by applicable law; or (vi) any combination of the foregoing.

(e)           Rights as Stockholder. A Participant shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the Stock Option only after the Participant has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (b) of Section 15 below.

(f)           Termination of Employment or Service. In the event that a Participant ceases to be employed by or to provide services to any of the Company, any Parent or any Subsidiary, any outstanding Stock Options previously granted to such Participant shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement governing such Awards. Unless otherwise provided in the Award Agreement, Stock Options granted to such Participant, to the extent they were not vested and exercisable at the time of such termination, shall expire on the date of such termination.

(g)           Annual Limit on Incentive Stock Options. In addition to the limitation applicable to Stock Options in Section 4 above, to the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to a Participant under this Plan and all other plans of the Company or of any Parent or Subsidiary become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.

Section 7              Stock Appreciation Rights.

Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Stock Option granted under the Plan (“Related Rights”). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made; the number of shares of Stock to be awarded, the exercise price and all other terms and conditions of Stock Appreciation Rights. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant.

Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and an Award Agreement evidencing such Award, which shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

(a)           Exercise Price. The exercise price per share of Stock underlying each Stock Appreciation Right shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than 100% of the Fair Market Value per share of Stock on such date.

(b)           Term.

(i)           The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

(ii)           The term of each Related Stock Appreciation Right shall be the term of the Stock Option to which it relates, but no Related Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

(c)           Exercisability.

(i)           Stock Appreciation Rights that are Free Standing Rights (“Free Standing Stock Appreciation Rights”) shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

(ii)           Stock Appreciation Rights that are Related Rights (“Related Stock Appreciation Rights”) shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 6 above and this Section 7 of the Plan; provided, however, that a Related Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

(d)           Payment Upon Exercise.

(i)           Upon the exercise of a Free Standing Stock Appreciation Right, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value per share of Stock on the date of grant) multiplied by the number of shares of Stock in respect of which the Free Standing Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

(ii)           A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(e)           Rights as Stockholder. Participants who are granted Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights. A Participant shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to Stock-settled Stock Appreciation Rights only after the Participant has given written notice of exercise and, if requested, has given the representation described in paragraph (b) of Section 15 below.

(f)           Termination of Employment or Service.

(i)           In the event that a Participant ceases to be employed by or to provide services to any of the Company, any Parent or any Subsidiary, any outstanding Stock Appreciation Rights previously granted to such Participant shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement governing such Awards. Unless otherwise provided in the Award Agreement, Stock Appreciation Rights granted to such Participant, to the extent they were not vested and exercisable at the time of such termination, shall expire on the date of such termination.

(ii)           In the event of the termination of employment or service of a Participant who has been granted one or more Related Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as applicable to the related Stock Options.

Section 8              Restricted Stock and Restricted Stock Units.

Awards of Restricted Stock and Restricted Stock Units may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an Award Agreement. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, awards of Restricted Stock or Restricted Stock Units shall be made; the number of shares to be granted or to be subject to such award; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the Restricted Period (as defined in Section 8(c)) applicable to awards of Restricted Stock or Restricted Stock Units; and all other terms and conditions applicable to awards of Restricted Stock or Restricted Stock Units. The terms and provisions of the awards of Restricted Stock and Restricted Stock Units need not be the same with respect to each Participant. Restricted Stock Units shall be settled in the form of shares of Stock; provided that, to the extent permitted in the Award Agreement, the Restricted Stock Units may be settled in cash or such other consideration as may be specified in such Award Agreement. To the extent that an award of Restricted Stock Units is subject to Section 409A of the Code, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A of the Code.

(a)           Purchase Price. The price per share, if any, that a Participant must pay for an award of Restricted Stock or Restricted Stock Units shall be determined by the Administrator in its sole discretion at the time of grant.

(b)           Awards and Certificates. If Restricted Stock is certificated, each Participant who is granted an award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award; provided that the Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the shares covered by such Award. Uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such shares of Restricted Stock are vested.

(c)           Nontransferability; Restrictions. The awards of Restricted Stock and Restricted Stock Units granted pursuant to this Section 8 shall be subject to the restrictions on transferability set forth in this Section 8(c) and Section 15(c) during such period as may be set by the Administrator in the Award Agreement (the “Restricted Period”), and the Administrator may also impose such other restrictions and conditions, including continuing employment (or other service relationship), computation of financial metrics and/or achievement of performance goals and objectives, as it deems appropriate; provided that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine in its sole discretion. Any attempt to dispose of any shares of Restricted Stock or Restricted Stock Units in contravention of any such restrictions shall be null and void and without effect.

(d)           Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a Participant to elect to receive a portion of future cash compensation otherwise due to such Participant in the form of an award of Restricted Stock Units or to defer the delivery of shares of Stock subject to Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A of the Code and such other rules and procedures established by the Administrator. Any such future cash compensation that the Participant elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the Participant if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the applicable Award Agreement.

(e)           Rights as a Stockholder. Except as provided in Section 8(b) or as otherwise provided in an Award Agreement, the Participant shall possess all incidents of ownership with respect to shares of Restricted Stock during the Restricted Period, including the right to receive dividends with respect to such shares and to vote such shares. If certificated, certificates for unrestricted shares of Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such awards of Restricted Stock except as the Administrator, in its sole discretion, shall otherwise determine. A Participant shall have the rights as a stockholder only as to shares of Stock acquired by the Participant upon settlement of Restricted Stock Units; provided, however, that the Participant may be credited with Dividend Equivalent Rights with respect to the Stock underlying Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

(f)           Termination of Employment or Service. In the event that a Participant ceases to be employed by or to provide services to any of the Company, any Parent or any Subsidiary during the Restricted Period, any rights pursuant to any award of Restricted Stock or Restricted Stock Units previously granted to such Participant shall be subject to such terms and conditions as set forth in the Award Agreement governing such Award. Unless otherwise provided in the Award Agreement, the Restricted Stock and Restricted Stock Units granted to such Participant, to the extent that restrictions have not lapsed or applicable conditions have not been met at the time of such cessation of employment or provision of services, shall expire on the date of such termination.

Section 9              Dividend Equivalent Rights.

(a)           Dividend Equivalent Rights. A Dividend Equivalent Right may be granted hereunder to any Eligible Recipient as a component of an Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in an Award Agreement with respect to the Award. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any, as specified in the applicable Award Agreement. The Administrator may provide that Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of an Award may also contain terms and conditions different from such other Award.

(b)           Termination. Except as may otherwise be provided by the Administrator either in the applicable Award Agreement or, subject to Section 13(a) below, in writing after the Award is issued, a Participant’s rights in all Dividend Equivalent Rights granted as a component of an Award that has not vested shall automatically terminate upon the Participant’s termination of employment or cessation of service relationship with the Company, its Parents and its Subsidiaries for any reason.

Section 10            Other Awards.

(a)           Nature of Other Awards. Other forms of awards (“Other Awards”) that may be granted under the Plan include awards that are valued in whole or in part by reference to, or are otherwise calculated by reference to or based on, shares of Stock, including without limitation: (i) Units; (ii) convertible preferred stock, convertible debentures and other convertible, exchangeable or redeemable securities or equity interests (including Units); (iii) membership interests in a Subsidiary or operating partnership; and (iv) awards valued by reference to book value, fair value or performance parameters relative to the Company or any Subsidiary or group of Subsidiaries. For purposes of calculating the number of shares of Stock underlying an Other Award relative to the total number of shares of Stock reserved and available for issuance under Section 4, the Administrator shall establish in good faith the maximum number of shares of Stock to which a grantee of such Other Award may be entitled upon fulfillment of all applicable conditions set forth in the applicable Award Agreement, including vesting, accretion factors, conversion ratios, exchange ratios and the like. If and when any such conditions are no longer capable of being met, in whole or in part, the number of shares of Stock underlying such Other Award shall be reduced accordingly by the Administrator and the such number of shares of Stock shall be added back to the shares of Stock available for issuance under the Plan. Other Awards may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an Award Agreement. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Other Awards shall be made; the number of shares of Stock or Units to be awarded; the price, if any, to be paid by the Participant for the acquisition of Other Awards; and the terms and conditions applicable to Other Awards. Conditions may be based on continuing employment (or other service relationship), computation of financial metrics and/or achievement of performance goals and objectives. The Administrator may require that Other Awards be held through a limited partnership or a similar “look-through” entity and the Administrator may require such limited partnership or similar entity to impose restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Section 10. The provisions of the grant of Other Awards need not be the same with respect to each Participant.

(b)           Rights as Stockholder. Until such time as an Other Award is actually converted into, exchanged for, or paid out in shares of Stock, a Participant shall have no rights as a holder of Stock.

(c)           Termination of Employment or Service. In the event that a Participant ceases to be employed by or to provide services to the Company, any Parent, or any Subsidiary, any outstanding Other Awards previously granted to such Participant shall be subject to such terms and conditions as set forth in the Award Agreement governing such Other Awards. Except as may otherwise be provided by the Administrator either in the Award Agreement, or subject to Section 13(a) below, in writing after the Award Agreement is issued, a Participant’s rights in all Other Awards that have not vested shall automatically terminate upon the Participant’s termination of employment (or cessation of service relationship) with the Company, its Parents and its Subsidiaries for any reason.

Section 11            Cash-Based Awards.

The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an award that entitles the Participant to a payment in cash upon the attainment of certain terms and conditions, including continuing employment (or other service relationship), computation of financial metrics and/or achievement of performance goals and objectives. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award Agreement.

Section 12            Minimum Vesting.

Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, Awards granted under the Plan shall be subject to a minimum vesting restriction or performance period of not less than one year (or, in the case of awards to Non-Employee Directors, the period from one annual meeting of shareholders to the next); provided that the following Awards shall not be subject to the foregoing minimum vesting requirement: (i) any Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock and (ii) Awards with respect to an aggregate number of shares of Stock not in excess of five percent (5%) of the Share Limit (the “5% Carveout”); provided, further, that the vesting of such Awards may accelerate in the event of the Participant’s death or disability or in connection with the consummation of a Change in Control as provided in Section 5(b) (whether on an automatic or discretionary basis), and such vesting shall not count against the 5% Carveout.

Section 13            Amendment and Termination; No Repricing.

(a)           The Board may, at any time, amend, suspend or terminate the Plan, and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the Participant’s consent. The Board, in its discretion, may determine to make any Plan amendments subject to approval by the Company’s stockholders for purposes of complying with applicable stock exchange requirements or ensuring that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code. Nothing in this Section 13(a) shall limit the Administrator’s authority to take any action permitted pursuant to Section 5.

(b)           Except as provided in Section 5, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or cancel, exchange, substitute, buyout or surrender outstanding Stock Options or Stock Appreciation Rights in exchange for cash, other Awards or Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights, in each case without stockholder approval.

Section 14            Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 15            General Provisions.

(a)           Securities Laws Compliance. Shares of Stock shall not be issued pursuant to the exercise or settlement of any Award granted hereunder unless the exercise or settlement of such Award and the issuance and delivery of such shares of Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, quoted or traded and shall be further subject to the approval of counsel for the Company with respect to such compliance. Stock Option exercises and actions with respect to Awards under the Plan shall be subject to the Company’s insider trading policy and procedures, as in effect from time-to-time.

(b)           Delivery of Stock. Certificated Stock granted under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed certificates evidencing such Stock in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a transfer agent of the Company shall have given to the Participant by electronic mail (with proof of receipt) or by United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any Stock pursuant to the exercise, vesting, or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such Stock is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any stock exchange on which the shares of Stock are listed, quoted or traded. All Stock delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and stock exchange on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the exercise, vesting, or settlement of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)           Transferability of Awards.

(i)           Transferability. Except as provided in Section 15(c)(ii) below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant or by the Participant’s legal representative or guardian in the event of the Participant’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a Participant (including, without limitation, transferred to a third-party financial institution), other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution or levy of any kind and any purported transfer in violation hereof shall be null and void.

(ii)           Administrator Action. Notwithstanding Section 15(c)(i), the Administrator, in its discretion, may provide either in the award certificate regarding a given Award or by subsequent written approval that the Participant (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement. In no event may an Award be transferred by a Participant for value.

(iii)           Family Member. For purposes of Section 15(c)(ii), “immediate family member” shall mean a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant of the Participant), a trust in which these persons (or the Participant) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.

(iv)           Designation of Beneficiary. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the Participant’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased Participant or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate.

(d)           Evaluation of Performance. With respect to any Award subject to conditions related to achievement of performance goals and objectives, the Administrator may appropriately adjust any evaluation of performance under a performance goal to exclude any of the following events that occurs during the applicable performance period: (i) asset write-downs or impairments, (ii) litigation or claims, judgments, or settlements, (iii) the effect of changes in tax law, accounting principles, or other such laws or provisions affecting reporting results, (iv) any reorganization or restructuring events or programs, (v) extraordinary, non-core, non-operating, or non-recurring items and items that are either of an unusual nature or of a type that indicates infrequency of occurrence as a separate component of income from continuing operations, (vi) acquisitions or divestitures, (vii) foreign exchange gains and losses, (vii) impact of shares of Stock purchased through share repurchase programs, (viii) tax valuation allowance reversals, (ix) impairment expense, and/or (x) environmental expense.

(e)           Company Actions; No Right to Employment or Service. Nothing contained in the Plan shall prevent the Administrator from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is necessary and desirable; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.

(f)           Payment of Taxes. Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator regarding payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Subject to approval by the Administrator, a Participant may elect to have the minimum tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

(g)           Clawback. Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Participant to the Company (i) to the extent set forth in this Plan or the applicable Award Agreement, or (ii) pursuant to any Company, Parent, or Subsidiary “clawback” or recoupment policy, or any applicable laws which impose mandatory recoupment.

Section 16            Effective Date of Plan; Term of Plan.

This Plan was approved by the Board on March 18, 2024, and will become effective upon approval by the stockholders of the Company, in accordance with applicable state law, the bylaws and articles of incorporation of the Company and applicable stock exchange rules. The Plan shall terminate on the first to occur of (a) the day before the tenth anniversary of the Effective Date, (b) the date determined in accordance with Section 5(b), and (c) the date determined in accordance with Section 13(a). No grants of Stock Options and other Awards may be made hereunder after termination of the Plan, and no grants of Incentive Stock Options may be made hereunder on or after the tenth anniversary of the date the Plan was approved by the Board. Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement.

Section 17            Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

Section 18            Section 409A of the Code.

The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Section 409A of the Code. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code will not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Participant’s “separation from service” (as defined for purposes of Section 409A of the Code) will instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier).

Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Section 409A of the Code, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or shares of Stock if the transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A- 3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Section 409A of the Code is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Section 409A of the Code. No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Section 409A of the Code.

Notwithstanding the foregoing, neither the Company, Parent, or any Subsidiary nor the Administrator will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company, Parent, or a Subsidiary, nor the Administrator will have any liability to any Participant for such tax or penalty.

20